$3.75

159K

31M

52-Wk. Range

$1.81-$19.50

Average Volume (90 day)

Shares Outstanding

Price 3/27/18

Float

  12.5M

Market Cap 3/27/18

$117.01M

MARKET SNAPSHOT OTCQB: BTCY

Biotricity, Inc. is a medical technology company committed to improving healthcare by developing solutions that aid in chronic disease prevention and management. We specialize in remote monitoring solutions for chronic illnesses and adjacent connected healthcare applications in the diagnostic and post-diagnostic markets, for both medical and consumer use markets.

TOTAL CONNECTED HEALTHCARE MARKET ESTIMATED TO REACH $59 BILLION BY 2020[1]	CHRONIC CONDITIONS COST THE US MORE THAN $1 TRILLION ANNUALLY[2]	HEART DISEASE & STROKE ARE THE LEADING CAUSES OF DEATH IN THE US3	TOTAL CONNECTED HEALTHCARE MARKET ESTIMATED TO REACH $59 BILLION BY 2020'	TOTAL CONNECTED HEALTHCARE MARKET ESTIMATED TO REACH $59 BILLION BY 2020'

Our R&D focus is the preventative healthcare market, with a vision of putting health management into the hands of the individual. The company aims to support the self-management of critical and chronic conditions with the use of innovative solutions to ease the growing burden on the healthcare system. Our proprietary remote patient monitoring platform can be leveraged for various industries and plans are underway to pipeline new solutions across a spectrum of health applications, including remote COPD monitoring, fetal monitoring, sleep apnea monitoring, and other chronic conditions.

Biotricity addresses and serves the high-growing, multi-billion dollar markets that affect millions of Americans every day and helps drive patient compliance and reduces healthcare costs.

CURRENT PRODUCT LINE

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Bioflux is a medical-grade device that actively monitors a patient’s ECG in real time.

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Bioflux constantly collects and complies data on the device and uploads to the cloud.

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Bioflux analyzes both device and cloud data in real time in order to support emergency response and physician diagnosis.

•

Bioflux enhances physician workflow by providing physicians with a summary report that facilitates diagnosis.

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Together with Biotricity’s proprietary software, highly customizable reports, and 24/7 monitoring center, the Bioflux system is a complete solution for remote cardiac monitoring that merges seamlessly with physicians’ existing platforms and workflows.

REMOTE MONITORING SOLUTION

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MONITOR

COLLECT & COMPILE

ANALYZE

DIAGNOSE

!ALERT

24/7

True IoT solution with built-in cellular network used for diagnostics and post-diagnostics

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Proprietary custom real-time operating system (RTOS)

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Benefits include: reduced health-care costs, early detection of chronic conditions, better access to care & improved outcomes, better communications between patients, doctors, and providers, enhanced diagnosis & prescriptions

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RPM solutions use proprietary algorithms, AI, and collect vast amounts of data to maximize detection, accuracy and improve learning

FUTURE HEALTH APPLICATIONS

FETAL ECG MONITORING	COPD MONITORING	SLEEP ANEA MONITORING	SLEEP ANEA MONITORING

Fetal monitoring analysis market is expected to reach $2.81 billion BY 2022[4]	COPD and Asthma devices market is expected to reach $41.3 Million by 2022[5]	Sleep monitoring devises market is expected to reach $5.3 billion BY 2020[6]	Diabetes glucose monitoring is expected to reach $26 billion by 2021[7]

·

SOURCES:

INVESTMENT CATALYSTS	STRATEGY

RECENT HIGHLIGHTS

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Company announced the addition of Artificial Intelligence (AI) to its Remote Patient Monitoring (RPM) platform

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Biotricity expands R&D efforts with push into AI

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Announced expansion of Bioflux sales force and pilot sites Successfully raised approximately $2.5 million in a registered direct offering

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Biotricity achieves FDA 51O(k) clearance for Bioflux

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Disruptive business model that is ideal for physicians: simplifies billing, reduces costs, helps with recurring revenue

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Remote patient monitoring products are ideal solutions for underserved markets that have growing needs in multiple areas of healthcare data to maximize detection, accuracy and improve learning

PARTNERSHIP

KEY GROWTH DRIVERS

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Biotrocity has both strategic partnerships as well as research & development partnerships with leading companies

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AT&T will provide network connectivity for Biotricity’s remote monitoring, lot-connected solutions

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Global to Local will build solutions that provide outcome measurements for chronic disease patients in underserved populations

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Other partners include: University of Calgary, Alberta Health Services, Providence Enterprise, Canada NRC CNRC

Bioticity, Inc.

Investor Relations Contact:

275 Shoreline Drive, Suite 150

1.800.951.3348

Redwood City, CA 94065

investors@biotricity.com

1.800.590.4155

www.biotricity.com

5.

Technology/Value Creation — proprietary remote patient monitoring platform will be leveraged across a spectrum of healthcare industries, providing ideal solutions to doctors and patients.  Biotricity’s Bioflux is in the process of entering the marketplace and plans are already underway to pipeline new solutions across a spectrum of health applications.

2.

EXECUTIVE OFFICERS AND OTHER MANAGEMENT

Waqaas Al-Siddiq, Founder, Chief Executive Officer and Director

Leading expert on wireless security, published in textbooks and leading journals since age 19.  Developed wireless security for remote sensors for the US Defense Department.

John Ayanoglou, Chief Financial Officer

Leading expert on wireless security, published in textbooks and leading journals since age 19.  Developed wireless security for remote sensors for the US Defense Department.

Amir Ali, Chief Development Officer

Amir has placed over 70 products in the market.  He specializes in electronic and embedded-based products from concept to commercialization.

Casey Shattuck, Vice President, Sales

Casey Shattuck has a strong 33-year track record for achieving growth in businesses he has managed.  He has extensive experience in leading cardiac and vascular “start-up” companies which have led to numerous successful acquisitions.

Market Opportunity — the connected health market is growing at a 33% CAGR and is expected to reach $59 billion by 20201.  The Company has the potential to help millions who suffer from CVD, diabetes, sleep apnea, COPD, and fetal monitoring.

3.

Disruptive Business Model — provides key benefits for physicians: enables them to bill directly, no upfront costs, recurring revenue stream with high margins, turn-key solutions, and bill code integration.

4.

Management Team — is comprised of leaders with expertise in wireless communications, electronics, remote devices, medical devices, cardiology and more.  The advisory board is made up of highly distinguished doctors and healthcare experts as well as C-level executives at leading institutions.

5.

Bioflux — achieved 510(k) clearance with the U.S. Food and Drug Administration FDA.  Expected to be released into the market in Q1 with revenue generated by mid-2018.

1. MarketsandMarkets 2. RAND 3. CDC Foundation 4. Zion Market Research 5. MarketsandMarkets 6. MarketsandMarkets 7. Allied Market Research

DISCLAIMER: Any statements contained in this fact sheet that do not describe historical facts may constitute forward-looking statements. Forward-looking statements, which involve assumptions and describe our future plans, strategies, and expectations, are generally identifiable by use of the words "may," "should," "would," "will," "could," "scheduled," "expect," "anticipate," "estimate," "believe," "intend," "seek," or "project" or the negative of these words or other variations on these words or comparable terminology. Forward-looking statements may include, without limitation, statements regarding (i) the plans and objectives of management for future operations, including plans or objectives relating to the design, development and commercialization of Bioflux or any of the Company's other proposed products or services, (ii) a projection of income (including income/loss), earnings (including earnings/loss) per share, capital expenditures, dividends, capital structure or other financial items, (iii) the Company's future financial performance, (iv) the regulatory regime in which the Company operates or intends to operate and (v) the assumptions underlying or relating to any statement described in points (i), (H), (iii) or (iv) above. Such forward-looking statements are not meant to predict or guarantee actual results, performance, events or circumstances and may not be realized because they are based upon the Company's current projections, plans, objectives, beliefs, expectations, estimates and assumptions and are subject to a number of risks and uncertainties and other influences, many of which the Company has no control over. Actual results and the timing of certain events and circumstances may differ materially from those described by the forward-looking statements as a result of these risks and uncertainties. Factors that may influence or contribute to the inaccuracy of the forward-looking statements or cause actual results to differ materially from expected or desired results may include, without limitation, the Company's inability to obtain additional financing, the significant length of time and resources associated with the development of its products and related insufficient cash flows and resulting illiquidity, the Company's inability to expand the Company's business, significant government regulation of medical devices and the healthcare industry, lack of product diversification, existing or increased competition, results of arbitration and litigation, stock volatility and illiquidity, and the Company's failure to implement the Company's business plans or strategies. These and other factors are identified and described in more detail in the Company's filings with the SEC. The Company assumes no obligation to update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this fact sheet.